UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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EACO CORPORATION
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EACO CORPORATION
1500 North Lakeview Avenue
Anaheim, California 92807

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 22, 2012

To the Shareholders of EACO Corporation:

You are cordially invited to attend the 2012 Annual Meeting of Shareholders (the “Annual Meeting”) of EACO Corporation to be held on May 22, 2012 at 7:30 a.m. Pacific Time, at the offices of Bisco Industries, Inc., located at 1500 N. Lakeview Avenue, Anaheim, California 92807, for the following purposes, as more fully described in the proxy statement accompanying this Notice:

1.	To elect Stephen Catanzaro, Glen F. Ceiley, Jay Conzen, and William L. Means to the Board of Directors, each to hold such office until the next annual meeting of shareholders or until his successor is elected and qualified.

2.	To ratify the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2012.

3.	To transact any other business which may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

The Board of Directors has fixed the close of business on April 2, 2012 as the record date for determining shareholders entitled to vote at the Annual Meeting. Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting, and at any postponement(s) or adjournment(s) thereof.

Your vote is very important, regardless of the number of shares you own. On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the meeting. If your shares are held in “street name,” that is, your shares are held in the name of a brokerage firm, bank or other nominee, in lieu of a proxy card you should receive from that institution an instruction form for voting by mail and you may also be eligible to vote your shares electronically over the Internet or by telephone. Should you receive more than one proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please sign, date and return each proxy card or voting instruction form to ensure that all of your shares are voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, any proxy that you previously submitted will be revoked automatically and only your vote at the Annual Meeting will be counted. For further information, please see the discussion of voting rights and proxies beginning on page 1 of the enclosed proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Glen F. Ceiley
Chief Executive Officer and Chairman of the Board

Anaheim, California

April 6, 2012

EACO CORPORATION
1500 North Lakeview Avenue
Anaheim, California 92807

PROXY STATEMENT

FOR THE 2012 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 22, 2012

Date, Time and Place of Meeting

These proxy materials and the enclosed proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors of EACO Corporation, a Florida corporation (“EACO”), to be voted at the 2012 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on May 22, 2012 and at any adjournment(s) or postponement(s) of the meeting. The Annual Meeting will be held at 7:30 a.m. Pacific Time, at the offices of Bisco Industries, Inc. (“Bisco”), located at 1500 N. Lakeview Avenue, Anaheim, California 92807. These proxy materials and the form of proxy are expected to be mailed to our shareholders who are entitled to vote at the Annual Meeting on or about April 12, 2012. Bisco is a wholly-owned subsidiary of EACO, and the terms the “Company”, “we”, “us” and “our” include Bisco unless the context requires otherwise.

Purpose of Meeting

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of the Annual Meeting of Shareholders and are described in more detail in this proxy statement.

Internet Availability of Materials

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 22, 2012: The Notice of the Annual Meeting of Shareholders, proxy statement, proxy card, annual report on Form 10-K for the fiscal year ended August 31, 2011 and quarterly report on Form 10-Q for the quarter ended November 30, 2011 are also available at http://www.eacocorp.com.

Voting Rights

The record date for determining those shareholders who are entitled to notice of, and to vote at, the Annual Meeting has been fixed as April 2, 2012. At the close of business on the record date, 4,861,590 shares of our common stock, par value $0.01 per share, were outstanding. Each shareholder is entitled to one vote for each share of common stock held by such shareholder as of the record date.

The presence in person or by proxy of the holders of a majority of the outstanding shares of common stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

As a Florida corporation, EACO is subject to the Florida Business Corporation Act (the “FBCA”) with respect to voting requirements and procedures. In addition, pursuant to Section 2115 of the California General Corporation Law (the “CGCL”), EACO is currently subject to certain provisions of the CGCL, including those that affect the election of directors. In the election of directors under Proposal One, directors will be elected by a plurality of the common stock entitled to vote and present in person or represented by proxy at the Annual Meeting, unless cumulative voting is in effect. Under the FBCA, directors are elected by a plurality of the votes cast. Shareholders are also entitled to cumulate votes pursuant to the provisions of the CGCL applicable to EACO. As such if any shareholder has given notice prior to commencement of voting of his or her intention to cumulate votes, then each shareholder may cumulate votes by multiplying the number of shares of common stock the shareholder is entitled to vote by the number of directors to be elected. The number of cumulative votes thus determined may be voted all for one candidate or distributed among several candidates, at the discretion of the shareholder. The candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected. If cumulative voting is in effect, the persons named in the accompanying proxy will vote the shares of common stock covered by proxies received by them (unless authority to vote for directors is withheld) among the named candidates as they determine. No shareholder is entitled to cumulate his or her votes for candidates other than those whose names have been placed in nomination prior to the commencement of voting.

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All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes. Broker non-votes occur when brokers who hold stock in “street name” return proxy cards stating that they do not have authority to vote the stock which they hold on behalf of beneficial owners. Under Florida law, abstentions and shares referred to as “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners entitled to vote and the broker or nominee does not have discretionary authority to vote on a particular matter) are treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Directors are elected by a plurality of the votes cast. Therefore, abstentions and broker non-votes have no effect under Florida law with respect to the election of directors. With respect to Proposal Two, it will be approved if the votes cast favoring the matter exceed the votes opposing the matter. Therefore, abstentions and broker non-votes have no effect under Florida law with respect to such proposal.

Voting

If you are a “registered holder,” that is, your shares are registered in your own name through our transfer agent, you may vote by returning a completed proxy card in the enclosed postage-paid envelope. If your shares are held in “street name,” that is, your shares are held in the name of a brokerage firm, bank or other nominee, in lieu of a proxy card you should receive a voting instruction form from that institution by mail. The voting instruction form should indicate whether the institution has a process for beneficial holders to vote over the Internet or by telephone. Shareholders who vote over the Internet or by telephone need not return a proxy card or voting instruction form by mail, but may incur costs, such as usage charges, from telephone companies or Internet service providers. If your voting instruction form does not reference Internet or telephone information, please complete and return the paper voting instruction form in the self-addressed, postage-paid envelope provided.

If you are a registered holder, you may also vote your shares in person at the Annual Meeting. If your shares are held in street name and you wish to vote in person at the meeting, you must obtain a proxy issued in your name from the record holder and bring it with you to the Annual Meeting. We recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

Proxies

Please use the enclosed proxy card to vote by mail. If your shares are held in street name, then in lieu of a proxy card you should receive from the brokerage firm, bank or other nominee an instruction form for voting by mail, the Internet or by telephone. Should you receive more than one proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please be sure to complete, sign, date and return each proxy card or voting instruction form to ensure that all of your shares will be voted. Only proxy cards and voting instruction forms that have been signed, dated and timely returned (or otherwise properly voted by Internet or telephone) will be counted in the quorum and voted. Properly executed proxies will be voted in the manner directed by the shareholders. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of each of the persons nominated by the Board under Proposal One and FOR the approval of each of the other proposals described in this proxy statement and the accompanying notice.

The enclosed proxy also grants the proxy holders discretionary authority to vote on any other business that may properly come before the Annual Meeting as well as any procedural matters. We have not been notified by any shareholder of his or her intent to present a shareholder proposal at the Annual Meeting.

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If your shares are held in your name, you may revoke or change your vote at any time before the Annual Meeting by filing a notice of revocation or another signed proxy card with a later date with our Corporate Secretary at 1500 North Lakeview Avenue, Anaheim, CA 92807. If your shares are held in street name, you should contact the record holder to obtain instructions if you wish to revoke or change your vote before the Annual Meeting. If you attend the Annual Meeting and vote by ballot, any proxy that you submitted previously to vote the same shares will be revoked automatically and only your vote at the Annual Meeting will be counted. Please note, however, that if your shares are held in street name, your vote in person at the Annual Meeting will not be effective unless you have obtained and present a proxy issued in your name from the record holder. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Solicitation

The enclosed proxy is being solicited by our Board of Directors. We will bear the entire cost of proxy solicitation, including the costs of preparing, assembling, printing, and mailing this proxy statement, the proxy card, and any additional material furnished to the shareholders. Copies of the solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their reasonable expenses in forwarding the solicitation materials to the beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by personal contact, telephone, facsimile, email or any other means by our directors, officers, or employees. No additional compensation will be paid to these individuals for any such services.

In the discretion of management, we reserve the right to retain a professional firm of proxy solicitors to assist in solicitation of proxies. Although we do not currently expect to retain such a firm, we estimate that the fees of such firm would range from $5,000 to $20,000 plus out-of-pocket expenses, all of which would be paid by us.

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PROPOSAL ONE:

ELECTION OF DIRECTORS

Four directors are to be elected at the Annual Meeting. All directors are elected annually and hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified. Our Board of Directors selected and approved the following persons as nominees for election at the Annual Meeting to serve until the next annual meeting of shareholders, or until their successors are duly elected and qualified or until their earlier resignation, removal or death: Stephen Catanzaro, Glen F. Ceiley, Jay Conzen and William L. Means.

Each nominee for election is currently a member of our Board of Directors and has agreed to serve if elected. We have no reason to believe that any of the nominees will be unavailable to serve. In the event any of the nominees named herein is unable to serve or declines to serve at the time of the Annual Meeting, the persons named in the enclosed proxy will exercise discretionary authority to vote for substitutes. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named above.

Shareholder Approval

The four candidates receiving the highest number of affirmative votes, present in person or represented by proxies and entitled to vote at the Annual Meeting, will be elected as our directors. However, if cumulative voting is in effect, the proxy holders will have the right to cumulate and allocate votes among those nominees standing for election as such proxy holders in their discretion elect.

Recommendation of the Board of Directors

Our Board of Directors recommends a vote “FOR” each of the four director nominees listed above.

Directors and Nominees

Set forth below is certain information, as of April 1, 2012, regarding each director and director nominee, including information regarding the experience, qualifications, attributes or skills of each director that led to the Board of Directors’ conclusion that the person should serve on the Board.

Name	Age	Position(s) with EACO and Bisco	Director Since
Glen F. Ceiley(2)	66	Chairman of the Board, Chief Executive Officer, Chief Financial Officer and Secretary of EACO; Chairman of the Board and Chief Executive Officer of Bisco	1998
Stephen Catanzaro(1)	59	Director	1999
Jay Conzen(1)	65	Director	1998
William L. Means(1)(2)	68	Director	1999

——————————

(1)	Member of the Audit Committee.
(2)	Member of the Executive Compensation Committee.

Glen F. Ceiley has served as EACO’s Chief Executive Officer and Chairman of the Board since 1999. Mr. Ceiley is also the Chief Executive Officer and Chairman of the Board of Bisco, and has held those positions since he founded Bisco in 1973. He also served as President of Bisco prior to June 2010. In addition, Mr. Ceiley is a former director of Data I/O Corporation, a publicly-held company that provides programming systems for electronic device manufacturers. Mr. Ceiley has served as a director of EACO since 1998. As the founder of Bisco with over 35 years of experience in that industry, Mr. Ceiley is uniquely qualified to provide insights into and guidance on the industry and growth and development of the Company.

Stephen Catanzaro has served as the Controller of Allied Business Schools, Inc., a company that provides home study courses and distance education, since April 2004. Prior to that, Mr. Catanzaro was the Chief Financial Officer of V&M Restoration, Inc., a building restoration company, from September 2002 to February 2004, and the Chief Financial Officer of Bisco. Mr. Catanzaro has served as a director of EACO since 1999. Mr. Catanzaro offers to the Board valuable business and strategic insights obtained through his work in a variety of industries, as well as experience as a certified public accountant which is invaluable to his service in the Audit Committee.

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Jay Conzen has served as the President of Old Fashioned Kitchen, Inc., a national food distributor, since April 2003. Prior to that, from October 1992 to April 2003, Mr. Conzen was the principal of Jay Conzen Investments, an investment advisor. Mr. Conzen also served as a consultant to EACO from August 1999 until January 2001 and from October 2001 to April 2003. Mr. Conzen has served as a director of EACO since 1998. Having served as an executive officer of several companies, Mr. Conzen offers to the Board a wealth of management and leadership experience as well as an understanding of issues faced by businesses. He also served as a certified public accountant for a number of years.

William L. Means served as the Vice President of Information Technology of Bisco from 2001 until his retirement in June 2010. Prior to that, from 1997 to 2001, Mr. Means was Vice President of Corporate Development of Bisco. Mr. Means has served as a director of EACO since July 1999. He holds an M.B.A. degree from San Jose State University. Mr. Means provides extensive industry expertise to the Board, as well as a deep and broad understanding of the Company and its operations resulting from his years of service as an officer of Bisco.

Family Relationships; Arrangements for Selection

There are no family relationships among any of our directors, director nominees or executive officers, and there are no arrangements or understandings between any director nominee and any other person pursuant to which the nominee was selected.

CORPORATE GOVERNANCE

Code of Ethics

EACO has adopted a code of ethics applicable to its senior executive and financial officers. You may receive, without charge, a copy of the Financial Code of Ethical Conduct by contacting our Corporate Secretary, c/o Bisco Industries, Inc., at 1500 N. Lakeview Avenue, Anaheim, California 92807.

Director Independence

EACO’s Board consists of the following directors: Stephen Catanzaro, Glen Ceiley, Jay Conzen and William L. Means. The Board has determined that two of its four directors, Stephen Catanzaro and Jay Conzen, are independent as defined by the NASDAQ Stock Market’s Marketplace Rules. In addition to such rules, the Board considered transactions and relationships between each director (and his immediate family) and the Company to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. As a result, the Board determined that Messrs. Ceiley and Means are not independent, as they are (or recently served as) employees of Bisco and members of Bisco’s steering committee. Bisco’s steering committee handles the day to day operations of the Company, and Messrs. Ceiley and Means have been intimately involved with decision-making that directly affects the financial statements of the Company.

Board Structure

The Board does not have a policy regarding the separation of the roles of the Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interest of the Company to make that determination based on the position and direction of the Company and the membership of the Board from time to time. Currently, the Chairman of the Board also serves as the CEO of EACO, and he also serves as the Chairman and CEO of Bisco. The Board does not have a separate lead independent director, but the independent directors of the Company are actively involved in decision-making by the Board. The Board has determined that the current structure is appropriate for the Company and enhances the Company’s ability to execute its business and strategic plans and makes best use of the CEO’s knowledge of the Company and the industries that it serves, while maintaining strong independence over Board decisions and oversight through the involvement and participation of the independent directors.

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Board Meetings and Committees

In accordance with the Bylaws of EACO, which empower the Board to appoint such committees as it deems necessary and appropriate, the Board has established an Audit Committee and an Executive Compensation Committee. During the fiscal year ended August 31, 2011 (“Fiscal 2011”), the Board of Directors and the various committees of the Board held the following number of meetings: Board of Directors — 4; Audit Committee — 4; and Executive Compensation Committee — 0. During Fiscal 2011, no director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of any committees of the Board held while he was serving on the Board or such committee.

Audit Committee. The Audit Committee’s basic functions are to assist the Board in discharging its fiduciary responsibilities to the shareholders and the investment community in the preservation of the integrity of the financial information published by the Company, to maintain free and open means of communication between the Company’s directors, independent auditors and financial management, and to ensure the independence of the independent auditors. The Board has adopted a written charter for the Audit Committee, a copy of which was attached as Annex E to the Company’s Proxy Statement for the 2010 Annual Meeting of the Shareholders, as filed with the SEC on January 8, 2010. The Audit Committee charter is not available on the Company’s website.

Currently, the members of the Audit Committee are Messrs. Catanzaro, Conzen (Chairman) and Means. As indicated in the section entitled “Director Independence” above, the Board has determined that each of Messrs. Catanzaro and Conzen is “independent” as defined by the NASDAQ Stock Market’s Marketplace Rules. Mr. Means is not independent as he was employed by Bisco and was a member of Bisco’s steering committee which handles the day to day operations of EACO until his retirement from Bisco in June 2010. Given the size and resources of EACO and Mr. Means’ knowledge of the business of the Company and the risks relating to the industries which it serves, the Board believes that it is in the best interests of the Company and its shareholders that he serve on the Audit Committee.

The Board has identified Mr. Conzen as the member of the Audit Committee who qualifies as an “audit committee financial expert” under applicable SEC rules and regulations governing the composition of the Audit Committee.

Executive Compensation Committee. The Executive Compensation Committee is responsible for establishing the salary and annual bonuses paid to executive officers of EACO and administering EACO’s equity incentive plans, including granting stock options to officers and employees of EACO. The Committee has not adopted a formal charter. The current members of the Committee are Messrs. Glen Ceiley (Chairman) and William Means.

Nomination of Directors

The Board does not have a Nominating Committee, but each director participates in the consideration of director nominees. Given the size and resources of EACO, the Board believes that this is appropriate. The Board believes that having a separate committee would not enhance the nomination process. While the Board does not have a formal policy with regard to the consideration of diversity in identifying director nominees, it strives to nominate directors with a variety of complementary skills and backgrounds so that, as a group, the Board will possess the appropriate talent, skills, insight and expertise to oversee our business. These factors, and others as considered useful by the Board, are reviewed in the context of an assessment of the perceived needs of the Board at a particular point in time. As a result, the priorities and emphasis of the Board may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective directors. The Board periodically reviews the performance of each Board member and concludes whether or not the member should continue in their current capacity.

EACO has not adopted a charter relating to the director nomination process, nor does it have a formal policy regarding the consideration of any director candidates recommended by shareholders or specific minimum qualifications for director nominees. The Board believes this is appropriate since any such recommendations may be informally submitted to and considered by EACO’s directors. Recommendations by shareholders of director nominees should be directed to EACO’s Corporate Secretary, c/o Bisco Industries, Inc., at 1500 N. Lakeview Avenue, Anaheim, California 92807, and should include the name and address of the candidate; a brief biographical description, including the candidate’s occupation for at least five years; a statement of the qualifications of the candidate; and the candidate’s signed consent to be named in any applicable information statement or proxy statement and to serve as director, if elected. Directors should possess qualities such as understanding the Company’s business and operations and corporate governance principles.

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Risk Oversight

The Board is responsible for overseeing our risk management, and its duties in this regard are supplemented by committees of the Board. In particular, the Audit Committee focuses on financial risk, including internal controls, and is responsible for discussing with management and our independent auditors policies with respect to risk assessment and risk management, including the process by which we undertake major financial and accounting decisions. Risks related to our compensation programs are reviewed by the Executive Compensation Committee. In connection with its responsibilities relating to risk assessment, our full Board receives reports on risk management from senior officers of the Company, including the CEO of the Company, and from the Chairman of the Audit Committee and periodically engages in discussions of the most significant risks that the Company is facing and how these risks are being managed.

Shareholder Communications

The Board has established a process by which shareholders may send written communications to the attention of the Board, any committee of the Board or any individual Board member, care of our Corporate Secretary. The name of any specific intended Board recipient should be noted in the communication. Our Corporate Secretary will be primarily responsible for collecting, organizing and monitoring communications from shareholders and, where appropriate depending on the facts and circumstances outlined in the communication, providing copies of such communications to the intended recipients. Communications will be forwarded to directors if they relate to appropriate and important substantive corporate or Board matters. Communications that are of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration will not be forwarded to the Board. Shareholders who wish to communicate with the Board can write to the Corporate Secretary at EACO Corporation, c/o Bisco Industries, Inc., at 1500 N. Lakeview Avenue, Anaheim, California 92807.

Annual Meeting Attendance

We do not have a formal policy regarding attendance by members of our Board of Directors at annual meetings of our shareholders; however, directors are encouraged to attend all such meetings. One of our current directors attended our 2011 Annual Meeting of Shareholders.

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PROPOSAL TWO:

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The accounting firm of Squar, Milner, Peterson, Miranda & Williamson, LLP (“Squar Milner”) was engaged to serve as our independent registered public accounting firm for Fiscal 2011. The Audit Committee of the Board of Directors has selected that firm to continue in this capacity for the fiscal year ending August 31, 2012. We are asking our shareholders to ratify the selection by the Audit Committee of Squar Milner as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending August 31, 2012 and to perform other appropriate services. Shareholder ratification of the selection of Squar Milner as our independent registered public accounting firm is not required by our bylaws or otherwise. In the event that the shareholders fail to ratify the appointment, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee, in its sole discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the committee feels that such a change would be in the best interests of us and our shareholders.

A representative of Squar Milner is expected to be present at the Annual Meeting to respond to shareholders’ questions, and that representative will have the opportunity to make a brief presentation to the shareholders if he or she so desires and will be available to respond to appropriate questions from shareholders.

Shareholder Approval

The votes cast for this proposal must exceed the votes cast against it for the proposal to be approved.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote “FOR” the ratification and approval of the selection of Squar Milner as our independent registered public accounting firm for the fiscal year ending August 31, 2012.

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FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee is required to pre-approve all auditing services and permissible non-audit services, including related fees and terms, to be performed for the Company by its independent registered public accounting firm, subject to the de minimus exceptions for non-audit services described under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee also considers whether the provision by its independent accounting firm of any non-audit related services is compatible with maintaining the independence of such firm. For Fiscal 2011 and the year ended August 31, 2010 (“Fiscal 2010”), the Audit Committee pre-approved all services performed for the Company by the independent registered public accounting firm.

Audit Fees

The aggregate fees billed by Squar, Milner for Fiscal 2011 and Fiscal 2010 for professional services rendered for the audit of such financial statements and for the reviews of the unaudited financial statements included in the Company’s quarterly reports on Form 10-Q for the quarters ended during Fiscal 2011 and Fiscal 2010 were $160,000 and $175,000, respectively.

Audit-Related Fees

The Company was billed no audit-related fees by Squar Milner for Fiscal 2011 and Fiscal 2010.

Tax Fees

The Company was billed no fees by Squar Milner for Fiscal 2011 and Fiscal 2010 for professional services rendered for tax compliance, tax advice or tax planning.

All Other Fees

There were no fees billed by Squar Milner for Fiscal 2011 and Fiscal 2010 for products and services provided to the Company, other than for the services described above.

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AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to the Company’s audited consolidated financial statements for the fiscal year ended August 31, 2011 included in its Annual Report on Form 10-K for that year.

Review with Management

The Audit Committee has reviewed and discussed the audited consolidated financial statements with the Company’s management.

Review and Discussions with Independent Registered Public Accounting Firm

The Audit Committee has discussed with the Company’s independent registered public accounting firm, Squar, Milner, Peterson, Miranda & Williamson, LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), which includes, among other items, matters related to the conduct of the audit of the Company’s consolidated financial statements.

The Audit Committee has received the written disclosures and the letter from Squar, Milner, Peterson, Miranda & Williamson, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Squar, Milner, Peterson, Miranda & Williamson, LLP its independence from the Company.

Conclusion

Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended August 31, 2011 for filing with the SEC.

Submitted by the Audit Committee
of the Board of Directors:

Jay Conzen (Chairman)
Stephen Catanzaro
William L. Means

The information contained under the caption “Audit Committee Report” above shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor will such information be incorporated by reference into any future SEC filing except to the extent that EACO specifically incorporates it by reference into such filing.

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EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

The table below sets forth certain information, as of April 1, 2012 regarding our executive officers:

Name	Age	Position(s) with EACO and Bisco
Glen F. Ceiley	66	Chairman of the Board, Chief Executive Officer, Chief Financial Officer and Secretary of EACO; Chairman of the Board and Chief Executive Officer of Bisco
Donald S. Wagner	49	President and Chief Operating Officer of Bisco
Michael Bains	42	Controller and Assistant Secretary of EACO; Controller of Bisco
Robert Rist	43	Vice President of Sales and Marketing of Bisco

All officers serve at the pleasure of the Board of Directors. Biographical information regarding Mr. Ceiley appears earlier in this proxy statement. See “Proposal One: Election of Directors.”

Donald S. Wagner has served as the President of Bisco since June 2010 and as its Chief Operating Officer since November 2007. Prior to his promotion to President, Mr. Wagner also held the title of Executive Vice President of Bisco from November 2007. Mr. Wagner has worked at Bisco since 1994 in a number of other capacities, including as Vice President of Product Management. Prior to joining Bisco, Mr. Wagner worked in the Defense division at Rockwell International. He holds a B.A. degree in Communications from California State University, Fullerton.

Michael Bains has served as the Controller and Assistant Secretary of EACO since March 2010 and as the Controller of Bisco since December 2004. Prior to joining Bisco, Mr. Bains worked as the controller of several service companies and as an accountant in a number of public accounting firms. He is a certified public accountant and holds a B.S. degree in Accounting from Loyola Marymount University.

Robert Rist has served as the Vice President of Sales and Marketing of Bisco since September 2010. Since he joined Bisco in 1995, Mr. Rist has served the company in a number of capacities, most recently as Northern Regional Manager from March 2001 to August 2010.

Executive Compensation

The Executive Compensation Committee is responsible for establishing the salary and annual bonuses paid to executive officers of EACO and administering EACO’s equity incentive plans, including granting stock options to officers and employees of EACO. The committee has not adopted a formal charter. The current members of the committee are Messrs. Glen Ceiley and William Means.

Prior to the acquisition of Bisco in March 2010, EACO had only one officer — Mr. Ceiley, the Chief Executive Officer of EACO. Due to the nature of EACO’s operations and related financial results in recent years, the Executive Compensation Committee and Mr. Ceiley agreed that no salary or other compensation for his services as the Chief Executive Officer of EACO was justified and no such compensation was provided to Mr. Ceiley for Fiscal 2011 and Fiscal 2010. However, both Mr. Ceiley and Michael Bains, the Controller of EACO and Bisco, receive compensation from Bisco for their services to Bisco.

All compensation for the named executive officers for Fiscal 2011 and Fiscal 2010, other than the amounts payable to Messrs. Ceiley and Means in connection with their service as directors of EACO, were paid by Bisco. The compensation of named executive officers who serve as officers of Bisco are determined by Bisco’s Chairman of the Board, Glen Ceiley. Bisco currently does not pay bonuses or other incentive compensation to the named executive officers.

Summary Compensation Table

The following table sets forth information regarding compensation earned from the Company (including from Bisco, our wholly-owned subsidiary) during Fiscal 2011 and Fiscal 2010 by (i) our Chief Executive Officer, (ii) our Controller and (iii) two other most highly compensated executive officers who were employed by the Company (including Bisco) as of August 31, 2011 and whose total compensation exceeded $100,000 during that year. The officers listed below are collectively referred to as the “named executive officers” in this proxy statement.

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Name and Principal Position	Year(1)	Salary	All Other Compensation(1)	Total
Glen F. Ceiley Chief Executive Officer and Chairman of the Board	2011 2010	$353,887 340,521	$ 500 12,000	$354,387 352,521

Donald Wagner President of Bisco	2011 2010	212,747 190,321	— —	212,747 190,321

Robert Rist(2) Vice President of Sales and Marketing of Bisco	2011	148,323	—	148,323

Michael Bains Controller of EACO and Bisco	2011 2010	150,459 131,721	— —	150,459 131,721

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(1)	Consists of fees paid to such person in his capacity as a director of EACO.

(2)	Mr. Rist has served as the Vice President of Sales and Marketing of Bisco only since September 2010. Accordingly, only Fiscal 2011 information is provided.

Outstanding Equity Awards at Fiscal Year-End

The Company did not grant any equity awards during Fiscal 2011 to any named executive officer and no outstanding equity awards were held by the named executive officers at August 31, 2011.

COMPENSATION OF DIRECTORS

The Company pays $10,000 per year in cash to each director not employed by EACO or its subsidiary as compensation for his services. During Fiscal 2011, this fee was prorated to account for the Company’s change to a fiscal year ending August 31, beginning with the year ended August 31, 2009. In addition, directors who do not receive a salary from EACO receive a fee of $500 for each Board meeting attended. No fees are awarded to directors for attendance at meetings of the Audit Committee or the Executive Compensation Committee of the Board.

The following table sets forth the compensation of certain Company directors for the year ended August 31, 2011. (See the above “Summary Compensation Table” for information regarding Mr. Ceiley).

Director	Fees Earned or Paid in Cash	Total

Stephen Catanzaro	$9,167	$9,167
Jay Conzen	9,167	9,167
William Means	9,167	9,167

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SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below presents certain information regarding beneficial ownership of the Company’s common stock (the Company’s only voting security) as of April 1, 2012 by (i) each shareholder known to the Company to own, or have the right to acquire within 60 days of April 1, 2012, more than five percent (5%) of the outstanding common stock, (ii) each named executive officer, director and director nominee of the Company, and (iii) all directors and executive officers of the Company as a group. To our knowledge, except as otherwise indicated below, each of the persons named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to applicable community property and similar laws. The information with respect to each person is as supplied or confirmed by such person, based upon statements provided to the Company or filed with the SEC, or based upon the actual knowledge of the Company.

Name and Address of Beneficial Owner(1)	Shares of Common Stock Beneficially Owned	Percent of Class(2)
Stephen Catanzaro	765	*
Glen F. Ceiley(3)	4,849,040	98.9%
William L. Means	322	*
Donald Wagner	—	—
Robert Rist	—	—
Michael Bains	—	—
All Executive Officers and Directors as a group (6 persons)(3)	4,850,127	99.0%

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*	Less than 1%.

(1)	The address for each person named in the table is c/o Bisco Industries, Inc., 1500 North Lakeview Avenue, Anaheim, CA 92807.

(2)	Based on 4,861,590 shares outstanding as of April 1, 2012. Under the rules of the SEC, the determinations of “beneficial ownership” of the Company’s common stock are based upon Rule 13d-3 under the Exchange Act. Under Rule 13d-3, shares will be deemed to be “beneficially owned” where a person has, either solely or with others, the power to vote or to direct the voting of shares and/or the power to dispose, or to direct the disposition of shares, or where a person has the right to acquire any such power within 60 days after the date such beneficial ownership is determined. Shares of the Company’s common stock that a beneficial owner has the right to acquire within 60 days are deemed to be outstanding for the purpose of computing the percentage ownership of such owner but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(3)	Includes (i) 4,775,895 shares held directly by Mr. Ceiley; (ii) 6,000 shares held by Mr. Ceiley’s wife; (iii) 24,878 shares held by the Bisco Industries Profit Sharing and Savings Plan (the “Bisco Plan”); (iv) 2,267 shares held in his IRA; and (v) 40,000 shares issuable upon conversion of the 36,000 shares of Series A Cumulative Convertible Preferred Stock (not including any dividends accrued but not yet paid) held by Mr. Ceiley. Mr. Ceiley has the sole power to vote and dispose of the shares of common stock he owns individually and the shares owned by the Bisco Plan. Mr. Ceiley is the Chief Executive Officer and the sole director of Bisco. Mr. Ceiley disclaims beneficial ownership of the shares held by the Bisco Plan except to the extent of his pecuniary interest therein.

CERTAIN TRANSACTIONS

Since September 1, 2009, except as described below, there has not been, nor is there any proposed transaction, where we (or any of our subsidiaries) were or will be a party in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of the Company’s total assets at year end for the last two fiscal years and in which any director, director nominee, executive officer, holder of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

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Operating Leases

The Company leases three buildings under operating lease agreements from its majority shareholder, Glen Ceiley. During the years ended August 31, 2011 and 2010, the Company paid approximately $529,000 and $514,000, respectively, in rent with respect to these leases.

Acquisition of Bisco

On March 24, 2010, EACO completed the acquisition of Bisco. Bisco’s sole shareholder and President was Glen Ceiley, EACO’s Chief Executive Officer and Chairman of the Board. The acquisition of Bisco was consummated pursuant to an Agreement and Plan of Merger dated December 22, 2009 by and among EACO, Bisco Acquisition Corp., Bisco and Glen F. Ceiley. Pursuant to the agreement, Bisco Acquisition Corp., a wholly-owned subsidiary of EACO, was merged with and into Bisco. Bisco was the surviving corporation in the merger and became a wholly-owned subsidiary of EACO. In connection with the acquisition, EACO issued an aggregate of 4,705,669 shares of its common stock to the sole shareholder of Bisco in exchange for all of the outstanding capital stock of Bisco.

Other Transactions with Bisco

Prior to the acquisition of Bisco by EACO, Bisco provided administration and accounting services to EACO pursuant to a management agreement with Bisco, which was entered into in March 2006. For the year ended August 31, 2010, the amounts due to Bisco for these services were $122,000.

In addition, prior to the acquisition of Bisco by EACO, Bisco made a number of bridge loans to EACO. The loans were made pursuant to note agreements that accrue interest at a rate of 7.5% per annum but did not provide for regularly scheduled payments; however, any remaining outstanding principal balance plus accrued interest were due six months from the date of each note. From September 1, 2009 to the acquisition of Bisco, EACO received bridge loans from Bisco totaling $2,423,000, none of which had been repaid as of the date of the acquisition.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires certain officers of the Company and its directors, and persons who beneficially own more than ten percent of any registered class of the Company’s equity securities, to file reports of ownership in such securities and changes in ownership in such securities with the SEC. Based solely on a review of the reports and written representations provided to the Company by the above referenced persons, the Company believes that for Fiscal 2011, all filing requirements applicable to its reporting officers, directors and greater than ten percent beneficial owners were timely satisfied.

ANNUAL REPORT

A copy of our annual report on Form 10-K for the fiscal year ended August 31, 2011 (excluding the exhibits thereto) accompanies the proxy materials being mailed to all shareholders. The annual report is not incorporated into this proxy statement and is not considered proxy solicitation material. Shareholders may obtain a copy of the annual report and any of our other filings with the SEC, without charge, by writing to our Corporate Secretary, c/o Bisco Industries, Inc., at 1500 N. Lakeview Avenue, Anaheim, California 92807. The annual report on Form 10-K (including the exhibits thereto) is also available on the SEC’s website at www.sec.gov.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

Shareholders may present proposals for action at a future meeting or nominate persons for the election of directors only if they comply with the requirements of the proxy rules established by the SEC and our bylaws. Pursuant to Rule 14a-8 of the Exchange Act, some shareholders proposals may be eligible for inclusion in our proxy statement for the 2013 Annual Meeting of Shareholders (the “2013 Annual Meeting”). Shareholder proposals that are intended to be presented at our 2013 Annual Meeting and included in the proxy statement, form of proxy and other proxy solicitation materials related to that meeting must be received by us not later than December 13, 2012.

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If a shareholder wishes to submit a proposal which is not intended to be included in our proxy statement under Rule 14a-8 of the Exchange Act, or wishes to nominate a person as a candidate for election to the Board, the shareholder must submit the proposal or nomination on or between February 21, 2013 and March 23, 2013. If the date of the 2013 Annual Meeting is called for a date that is not within 30 days before or after the anniversary date of the 2012 Annual Meeting of Shareholders, then the shareholder must submit any such proposal or nomination not later than the close of business of the 10th day following the earlier of (i) the day on which the notice of the meeting was mailed or (ii) public disclosure of the date of such meeting is first made. Shareholders are advised to review our bylaws which contain these advance notice requirements with respect to advance notice of shareholder proposals and director nominations.

In addition, with respect to any proposal that a shareholder presents at the 2013 Annual Meeting that is not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the Exchange Act, the proxy solicited by the Board of Directors for such annual meeting will confer discretionary voting authority to vote on such shareholder proposal to the extent permitted under Rule 14a-4 under the Exchange Act.

Shareholder proposals must be in writing and should be addressed to our Corporate Secretary, c/o Bisco Industries, Inc., at 1500 N. Lakeview Avenue, Anaheim, California 92807. It is recommended that shareholders submitting proposals direct them to our Corporate Secretary and utilize certified mail, return receipt requested in order to provide proof of timely receipt. The presiding officer of the meeting reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our bylaws and conditions established by the SEC.

OTHER BUSINESS

The Board of Directors is not aware of any other matter which will be presented for action at the Annual Meeting other than the matters set forth in this proxy statement. If any other matter requiring a vote of the shareholders arise, it is intended that the proxy holders will vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card.

BY ORDER OF THE BOARD OF DIRECTORS

Glen F. Ceiley
Chief Executive Officer and Chairman of the Board

Anaheim, California

April 6, 2012

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PROXY

EACO CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of EACO CORPORATION hereby appoints GLEN CEILEY and WILLIAM MEANS, and each of them, proxies of the undersigned, each with full power to act without the other and with power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of EACO to be held on May 22, 2012 at 7:30 a.m. Pacific Time, at the offices of Bisco Industries, Inc., located at 1500 N. Lakeview Avenue, Anaheim, California 92807, and at any adjournments or postponements thereof, and to vote all shares of common stock of EACO held of record by the undersigned on April 2, 2012, with all the powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

The undersigned hereby revokes any other proxy to vote at such Annual Meeting of Shareholders and hereby ratifies and confirms all that said proxies, and each of them, may lawfully do by virtue hereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS BELOW, OR IF NO INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL 1, “FOR” EACH OF THE OTHER PROPOSALS DESCRIBED BELOW, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS WITH REGARD TO ANY OTHER MATTERS PROPERLY BROUGHT TO A VOTE AT THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

☒ Please mark votes as in this example.

1.	Election of Directors: To elect Stephen Catanzaro, Glen F. Ceiley, Jay Conzen and William L. Means to the Board of Directors, each to hold such office until the next annual meeting of shareholders or until his successor is elected and qualified.

☐ FOR ☐ WITHHOLD AUTHORITY to vote for all nominees listed below

(Instruction: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided above. To withhold authority to vote for all nominees, write “all nominees” or all of the nominees’ names in the space provided above.)

2.	Ratification of Squar, Milner, Peterson, Miranda & Williamson, LLP as the independent registered public accounting firm of EACO for the fiscal year ending August 31, 2012.

☐ FOR ☐ AGAINST ☐ ABSTAIN

MARK HERE FOR ADDRESS CHANGE AND INDICATE NEW ADDRESS	☐

MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐

Signature:	Date:

Signature:	Date:

(This Proxy must be signed exactly as your name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the shareholder is a corporation, a duly authorized officer should sign on behalf of the corporation and should indicate his or her title.)

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.